UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2017

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue
Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of Great Western Bancorp, Inc., (the “Company”) held its 2017 Annual Meeting of Stockholders on February 27, 2017. Four items of business were considered by the Company's stockholders at the meeting:

•	The election of James Israel, Frances Grieb and Stephen Lacy to serve as directors of the Company for three year terms and until their successors are duly elected and qualified;

•	An advisory vote to approve the Company's executive compensation as described in the Annual Meeting Proxy Statement;

•	The frequency of future stockholder advisory votes to approve the Company's executive compensation; and

•
Ratification of the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2017. The results of the vote at the meeting were as follows:

Proposal No. 1—Election of Directors—Stockholders elected the three nominees named in the Proxy Statement.

Name	Votes For	Withheld	Broker Non Votes
James Israel	54,903,911	380,423	888,450
Frances Grieb	54,903,078	381,256	888,450
Stephen Lacy	50,687,505	4,596,829	888,450

Proposal No. 2—To adopt a non-binding resolution to approve the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,836,595	1,423,270	24,469	888,450

Proposal No. 3—To hold an advisory vote on the frequency of obtaining future advisory votes to approve the compensation of the Company's named executive officers:

1 Year	2 Years	3 Years	Abstentions
48,859,733	20,539	6,395,251	8,811

Proposal No. 4—Stockholder Ratification of Independent Registered Public Accounting Firm—Stockholders Ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending September 30, 2017.

Votes For	Votes Against	Abstentions
56,155,034	5,028	12,722

Item 8.01.    Other Events

Appointment of Chairperson, Lead Independent Director, Committee Members, and Committee Chairs

On February 27, 2017, effective immediately, the Board of Directors (the "Board") appointed President and CEO of the Company Ken Karels as Chairperson of the Board, Thomas Henning as Lead Independent Director, and the following committee memberships and chairpersons:

•	Audit Committee: Francis Grieb (Chairperson), James Brannen and James Israel. All Audit Committee members qualify as a "Financial Expert" as defined by Regulation S-K Item 407.

•	Compensation Committee: Daniel Rykhus (Chairperson), James Spies and Stephen Lacy.

•	Governance Committee: Stephen Lacy (Chairperson), Daniel Rykhus and James Spies.

•
Risk Committee: James Brannen (Chairperson), Thomas Henning, Frances Grieb and James Israel. Messrs. Brannen, Henning and Israel qualify as "Risk Management Experts" pursuant to standards set forth in Section 165 of the Dodd Frank Act.

•	Executive Committee: Thomas Henning (Chairperson), Ken Karels and Daniel Rykhus.

All of the above named directors, except Ken Karels, President and CEO of the Company, satisfy the independence standards set forth in Section 303A of the NYSE Listed Company Manual and have no material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and are independent within the meaning of Rule 10A-3 of the Exchange Act.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: February 27, 2017	By:	/s/ Donald J. Straka
	Name:	Donald J. Straka
	Title:	Corporate Secretary and General Counsel